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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):


                               February 14, 2002

                          INTERFOODS OF AMERICA, INC.
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            (Exact name of registrant as specified in this charter)

            Nevada                     000-21093          59-3356011
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 (State or other jurisdiction          (Commission       (IRS Employer
        of incorporation)              File Number)    Identification No.)

        9400 South Dadeland Boulevard, Suite 720, Miami, Florida 33156
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             (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 670-0746

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Item 9.   Other events.

          Press release, on February 14, 2002, announcing Fiscal 2002 first quarter results. For additional information see Exhibit 99.1 hereto, which is incorporated herein by this reference.

Item 7.   Financial Statement and Exhibits.

          (a)   Exhibits

                Exhibit 99.1     Press Release dated February 14, 2002


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INTERFOODS OF AMERICA, INC.
                                                      (Registrant)


                                              By:  /s/  Robert S. Berg
                                                 -------------------------------
                                                 Robert S. Berg, Chief Executive
                                                 Officer

Dated:   February 14, 2002

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                                 EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press Release dated February 14, 2002

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